Convertible Loans	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Convertible Loans
11.	Convertible loans
In April 2014, the Group issued a convertible loan in the principal amount of US$1.0 million and US$1.0 million to Morningside China TMT Fund II L.P. and Matrix Partners China I Hong Kong with an annual interest rate of 8% and a due date twelve months after the issuance date (the “2014 Loan”), respectively. Pursuant to the 2014 Loan agreements, the entire or any portion of the 2014 Loan can be converted into Series C preferred shares of the Group at eighty-five percent (85%) of the subscription price of Series C preferred shares whereby the investors waives its right to receive any interest accrued from the loans.
In December 2014, the investors converted the 2014 Loan into an aggregate of 2,532,494 Series C convertible redeemable preferred shares of the Group, at a conversion price of US$0.7897 per share.
In April 2016, the Group issued a convertible loan in the principal amount of RMB8.0 million to a third party Group A (the “Group A”) with an annual interest rate of 8% and a due date twelve months after the issuance date (the “2016 April Loan”). In June and October 2016, the Group issued a convertible loan in the principal amount of RMB5.0 million and RMB15.0 million to a third party Group B (the “Group B”) with an annual interest rate of 8% and a due date twelve months after the issuance date (the “2016 June and October Loan”), respectively. Pursuant to the 2016 April Loan and 2016 June and October Loan agreements, the entire or any portion of these loans can be converted into equity share of Guangzhou Lizhi based on a conversion price of RMB11.24 per share. In April 2017, when the 2016 April Loan was due, the Group entered into an agreement with Group A to extend it to a new maturity date in June 2017.
In June 2017, the Group entered into Bridge Convertible Loan Agreements with the Group A and the Group B respectively, and agreed that all loans will be converted to Series C1+ preferred shares within 6 months after the completion of Series D1+ financing and revised the conversion price of all loans to RMB10.404 (US$1.5101) per share with no consideration. When the terms of the loan were revised (i.e. conversion date and conversion price), the change in the terms was accounted for as a modification (RMB1.1 million) and the incremental discount created is being amortized over the new loan term. On November 30, 2017, the Group A gave up its conversion right of 2016 April Loan and then on the same date, the Group granted a new RMB8.0 million convertible loan (the “2017 November Loan”) to the Group B, together with its 2016 June and October Loan, the Group B has RMB28.0 million convertible loans in total.
On December 14, 2017, the carrying value of the 2016 June and October Loan and the 2017 November Loan of RMB28.0 million was converted into 2,691,209 Series C1+ convertible redeemable preferred shares, at a conversion price of RMB10.404 (US$1.5101) per share.